Discontinued Operations - Summary of Net Result From Discounted Operations (After Tax) (Detail) € in Millions	12 Months Ended
Dec. 31, 2015 EUR (€)
Profit or loss [abstract]
Total income	€ 6,824
Total expenses	5,879
Result before tax from discontinued operations	945
Taxation	145
Net result from discontinued operations	€ 800